Peoples Bancorp®

Nasdaq: PEBO

Investor Presentation

February 2012

Chuck Sulerzyski
President and
Chief Executive Officer

Ed Sloane
Chief Financial Officer
and Treasurer

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' 2010 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2010 Annual Report on Form 10-K filed with the SEC under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Peoples Bancorp

Strategic Progression

Our path to “top performer” status

FIX IT

BUILD IT

→

CLEAN

LEAN

MEAN

→

LEVERS

OF

SUCCESS

Working Together, Building Success.

“Levers of Success”

- **Asset quality**
  - Renewed emphasis on credit basics and pricing discipline
  - Aggressive resolution of problem loans
- **Revenue growth**
  - Emphasis on fee-based revenues over net interest income
  - Greater sales discipline and management
- **Expense management**
  - Return to positive operating leverage
  - Branch and staff rationalization
- **Capital & liquidity strength**
  - Prudent deployment of capital
  - Maintain capacity to grow our franchise
  - Focus on core deposit growth

Peoples Bancorp

2011 Recap

- **Significant earnings improvement in 2011**
  - EPS of $1.07 versus $0.34 in 2010
  - Credit costs were $9 million compared to $30 million in 2010
- **Repaid 100% of TARP Capital in 2011 without capital raise**
  - Plan to repurchase the warrant from the U.S. Treasury
- **Experiencing favorable asset quality trends**
  - 28% reduction in nonperforming assets in 2011
  - Net charge-offs were 1.16% in 2011 versus 2.66% in 2010
  - Modest reserve release in Q4
- **Greater focus on positive operating leverage**
  - Implemented expense reduction plan in Q4
  - Investing for top-line revenue growth
- **Increased quarterly dividend to common shareholders by 10%**
  - Declared cash dividend of $0.11 per share with respect to Q4 earnings
  - Will look to increase further as earnings continue to build

Peoples Bancorp

2012 Expectations

- **Sustain favorable asset quality trends**
  - Will take prudent approach with allowance for loan losses
  - Some segments remain under stress
- **Modest top-line revenue growth**
  - Enhancing sales execution and management
  - Double-digit increases in wealth management and insurance
  - Net interest margin facing downward pressure from low interest rates
- **Operating expenses lower than 2011 absent M&A activity**
  - Will realize $2.5 million in cost savings from branch and staff rationalization
  - Targeting efficiency ratio between 66% and 68%
  - Will reinvest savings to the extent planned revenue growth occurs
- **More active capital management**
  - TARP repayment removed restrictions on stock buybacks and dividends
  - Desired dividend payout ratio is 30% to 50%
- **Disciplined loan growth and pricing**
  - Expanding consumer lending activity
  - Focused on non-real estate based commercial lending

Discussion Points

- Background
- Asset Quality
- Operating Leverage
- Market Growth
- Summary

Background

Peoples Bancorp

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $1.8 billion
  - Loans: $939 million
  - Deposits: $1.4 million
  - Market capitalization: $180 million
  - Over 125,000 client relationships
  - Over 75,000 households
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - » Total population: Approx. 856,000
    - » Median income: $48,850
  - Key industries:
    - » Health care
    - » Plastics/petrochemicals manufacturing
    - » Education and social services
    - » Oil/gas/coal production (shale opportunities)
    - » Tourism



Cleveland
77
OH
Columbus
70
Zanesville
Lancaster
33
71
Cincinnati
Morgantown
79
50
Marietta
Ashland
Huntington
64
Charleston
WV
KY

Financial data as of December 31, 2011
Market data as of February 6, 2012

Recent Financial Summary

	Metrics	4Q 2010	1Q 2011	2Q 2011	3Q 2011	4Q 2011
Financial Performance	Diluted EPS	$0.01	$ 0.13	$0.26	$0.35	$0.33
	Return on common equity	0.11%	2.83%	5.49%	7.19%	6.69%
	Net interest margin (FTE)	3.44%	3.43%	3.43%	3.39%	3.49%
	Efficiency	62.14%	65.21%	67.43%	69.70%	73.53%
Capital	Tier 1 common equity	11.59%	11.72%	12.05%	12.40%	12.82%
	Tier 1 capital	16.91%	15.25%	15.62%	15.98%	14.85%
	Total capital	18.24%	16.60%	16.97%	17.33%	16.20%
	TCE to TA (1)	7.17%	7.36%	7.83%	8.16%	8.22%
	Tangible Book Value per share (1)	$12.16	$12.21	$12.99	$13.55	$13.53
Asset Quality	NPAs to loans + OREO	4.64%	3.85%	3.71%	3.84%	3.41%
	NPAs to TCE + ALLL	29.22%	24.13%	21.76%	21.97%	19.42%
	ALLL to total loans	2.77%	2.58%	2.68%	2.65%	2.53%
	Net c/o's to avg loans (2)	2.93%	3.21%	0.67%	0.34%	0.43%
	Loan loss prov to avg loans (2)	2.75%	2.24%	0.97%	0.36%	- 0.20%

(1) Non-GAAP financial measure. See Appendix for more information.

(2) Presented on an annualized basis

Peoples Bancorp

Key Performance Drivers

Metric	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Classified Assets Ratio (1)	59.85%	50.28%	45.28%	47.91%	48.02%
Revenue Growth (2)	- 3.5%	- 1.3%	- 2.5%	1.6%	1.9%
Efficiency Ratio	62.14%	65.21%	67.43%	69.70%	73.53%
Loan Growth (2)	- 1.5%	- 3.8%	- 1.6%	- 0.3%	0.4%

- **Making progress with asset quality**
  - Classified assets decreased 26% in 2011 but higher ratio due to TARP repayment
- **Revenue generation is strengthening**
  - Growth occurring in our fee-based businesses
  - Historically low interest rates continue to pressure net interest margin
- **Focused on improving operating efficiency**
  - Higher expenses in 2011 as we positioned for growth
  - Several expense reduction initiatives are underway
- **Loan growth challenged by problem loan workouts and weak demand**

(1) Substandard loans, OREO, classified investments as a % of Tier I capital +ALLL

(2) Sequential growth

Balance Sheet Focus

($ in millions)

Average Balances

	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Total Loans	$ 1,001.4	$ 963.4	$ 947.6	$ 944.4	$ 948.6
Total Investments (1)	674.7	655.1	655.6	656.2	660.8
Interest-Bearing Retail Deposits	1,089.2	1,067.3	1,070.5	1,057.6	1,055.8
Non-Interest-Bearing Retail Deposits	218.3	222.7	226.7	226.5	236.4
Wholesale Funding	326.4	304.5	286.6	285.4	281.0

- **Remaining disciplined with balance sheet management**
  - Adjusting funding mix from higher-cost wholesale funding to low-cost deposit
  - Allowing some high-cost deposit runoff given lack of asset growth
  - Seeking to grow loans using cash flow generated from the investment portfolio
- **Preparing for a sustained low interest rate environment**
  - Extending duration of assets while looking for opportunities to shorten liabilities
  - Targeting a neutral-to-slightly asset sensitive interest rate risk position
- **Greater emphasis on balanced loan growth between commercial and consumer**

(1) Carrying value without FHLB/FRB stock

Capital Trends

($ in millions)



9.80%
10.18%
10.17%
10.58%
11.13%
11.59%
11.72%
12.05%
12.40%
12.82%
7.10%
7.42%
6.21%
7.22%
7.16%
7.17%
7.36%
7.83%
8.16%
8.22%
YE2006
YE2007
YE2008
YE 2009
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Tier 1 Common Ratio
Tangible Common Equity to Tangible Assets

- **Full TARP repayment in 2011 without capital raise**
  - $21 million in Q1; $18 million in Q4
- **Improved balance sheet risk profile since 2009**
- **Increased common dividend by 10% in January 2012**
- **Capacity to grow our franchise and shareholder return**

Asset Quality

Peoples Bancorp

2011 Asset Quality Initiatives

- **Restructured commercial lending function**
  - Renewed emphasis on credit basics
  - Aligned talent against task
- **Increased monitoring activities**
  - Standardized tracking report for criticized assets
  - Requiring written workout plans for each problem loan
- **Enhanced credit risk management function**
  - Formalized Loan Quality Committee
  - Created a Special Assets group
- **Refined loan underwriting process**
  - Improved loan pricing discipline
  - New credit administration software
- **Performed detailed review of problem loans**
  - Categorized into workout strategy (Rehab, Monitor, Exit)

Asset Quality Trends

($ in millions)

Provision for Loan Losses & Net Charge-offs



2.69%
2.79%
2.58%
2.68%
2.65%
2.53%
$8.0
$8.0
$7.0
$7.4
$5.3
$7.6
$2.3
$1.6
$0.9
$0.8
$(0.5)
$1.0
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Provision for loan losses
Net charge-offs
ALLL to Loans

Nonperforming Assets



4.08%
4.64%
3.85%
3.71%
3.84%
3.41%
$41.6
$45.0
$36.8
$35.1
$36.8
$32.2
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
NPLs
OREO
NPAs to Loans + OREO

Allowance for Loan Losses



73.12%
66.10%
75.56%
79.78%
76.16%
79.00%
$27.2
$26.8
$24.4
$25.2
$25.2
$23.7
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Allowance to NPLs

Classified Assets



61.30%
59.85%
50.28%
45.28%
47.91%
48.02%
$117.5
$113.8
$94.9
$87.1
$93.6
$84.8
$71.2
$61.6
$84.1
$83.1
$58.9
$67.5
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Classified assets
Watch loans
Classified Assets to Tier 1 + ALLL

Peoples Bancorp

Asset Quality Outlook

- **Asset quality trends should remain favorable**
  - Continued reduction in classified assets
  - Lower credit losses than recent years
  - Maintain good allowance coverage over problem loans
- **New loan production is building**
  - Balances have started to stabilize
  - Potential for growth due to stronger production pipeline
- **Aggressive resolution of problem loans**
  - Quarterly monitoring of workout plans
  - Focus on improving migration trends
- **Balance loan growth with risk management**
  - Emphasize C&I and retail lending, plus new niches (health care)
  - Lessen exposure to CRE lending
  - Deploy new technology/resources

Peoples Bancorp

Operating Leverage

Peoples Bancorp

Operating Trends



59.05%
57.51%
57.07%
56.30%
60.14%
60.30%
68.98%
$80.9
$83.6
$85.3
$90.6
$93.9
$91.5
$86.9
$51.3
$51.3
$51.5
$53.5
$58.7
$57.0
$61.3
2005
2006
2007
2008
2009
2010
2011
Total Revenue
Total Operating Expenses
Efficiency ratio

- **Diversified revenue is a source of strength**
  - Fee-based revenue generates nearly 40% of total revenue
  - Net interest margin being challenged by low interest rates & weak loan demand
- **Increased regulatory burden driving higher expenses since 2008**
  - Bank failures caused FDIC to increase assessment rates for all banks
  - More resources (staffing, systems, etc.) required to remain in compliance
- **Made significant investments in 2011 to position for long-term growth**
  - Added talent in markets with high revenue growth potential
  - Increased charitable contributions via our private foundation
  - Incurred approximately $500,000 of non-recurring costs during Q4 2011

Peoples Bancorp

Key Operating Initiatives

- **Increase revenue generation across all business lines**
  - Double-digit growth in insurance and wealth management
  - Stabilize net interest income through loan growth
- **Enhance sales and service discipline**
  - Internally developed sales training program in 2011
  - Reinforcing relationship building and sales execution
- **Implement expense reduction plan**
  - $2.5 million of expense savings to be realized in 2012
  - 6% decrease in staffing level compared to mid-2011
  - Branch rationalization to be completed in Q1 2012
  - Gain a broader industry view from outsourcing support functions
- **Company-wide brand revitalization underway**
  - Bringing all lines of business under one name
  - Working to differentiate from our competitors

Peoples Bancorp

Operating Leverage Goals

- **Redeploy resources as revenue grows**
  - Invest in areas with high growth potential
  - Committed to growing revenue faster than expenses
  - Lower operating expenses in 2012 versus 2011 absent M&A
- **Maintain balance sheet discipline**
  - Improve asset yield through profitable loan production
  - Reduce funding costs through core deposit growth
- **Build stronger relationships within our markets**
  - Provide exceptional advice and service to clients
  - Give back to our communities in meaningful ways
- **Capitalize on growth opportunities**
  - Getting more looks at potential acquisitions
  - Positioning to be nimble and well-prepared for action

Market Growth

Our Growth Strategy

- **Leverage relationships with existing customers**
  - Enhance long-term loyalty of profitable customers
  - Increase cross-sales through exception advice and service
  - Capitalize on consumer lending opportunities
- **Target areas with high growth potential**
  - Expand along major transportation routes
  - Focused on "Mid-major" communities or suburbs of major cities
- **Optimize our current footprint**
  - Gain market share and improve operating efficiency
  - Create more density through disciplined expansion
- **Acquire franchises that compliment our strategy**
  - Capitalize on accretion potential of smaller banks (under $100 million)
  - Improve balance sheet mix and size with larger banks ($400-800 million)
  - Insurance agencies and wealth management providers for revenue diversity
- **Improve shareholder return**
  - All transactions must be accretive by year 2

Growth Initiatives

Peoples Bancorp

Retail Banking

- Build stronger sales force
- Expand talent in growth markets
- Branch rationalization/efficiency
- Consumer loan growth
- Alternate delivery channels
- Build out current markets
- Refresh branch offices

Commercial Banking

- Increase production levels
- Add producers in growth markets
- Develop niche lending programs
- Capitalize on cross-sell opportunities
- Greater pricing discipline

Target Marketing & Rebranding

Wealth Management

- Focus on top-line revenue growth
- Improve operating efficiency
- Full integration with other business lines
- Acquire new talent and business
- Competitive fee structure

Insurance

- Focus on top-line revenue growth
- Explore M&A opportunities
- Business development
- Improve operating efficiency

Market Growth Opportunities



OH
Cleveland
77
Columbus
70
71
Zanesville
Lancaster
33
Marietta
Athens
Parkersburg
50
Cincinnati
Morgantown
79
WV
Ashland
Huntington
64
Charleston
KY

Central Ohio
- High growth potential
- Recently added new talent

I-77 Expansion
- Possible M&A opportunities
- Wealth management opportunities

Footprint Development
- Increase market share in all areas
- Possible M&A opportunities
- Insurance & Wealth Management expansion potential

Morgantown Potential
- Minimal community banks
- Nearly 30,000 people

I-64 Expansion
- De novo expansion
- Insurance & Wealth Management growth opportunities

Peoples Bancorp

Key Strategic Targets

Strategic Focus	Metrics	Actual 2010	Actual 2011	5-Year Target Range
Improve Asset Quality	NPAs to total loans + OREO	4.64%	3.41%	0.80% to 1.00%
	Net charge-offs to average loans (1)	2.66%	1.16%	0.50% to 1.00%
Adjust Balance Sheet Mix	Loans to total assets	52.27%	52.31%	60% to 65%
	Deposits to total funding	85.45%	86.19%	85% to 90%
High Quality, Diversified Revenue Stream	Annual revenue growth	- 2.51%	- 5.04%	3.5% to 4.0%
	Non-interest income to total revenue	34.56%	37.90%	35% to 40%
Strong Capital Position	Tier 1 common equity	11.59%	12.82%	12% to 13%
	TCE to tangible assets (2)	7.17%	8.22%	7% to 10%
Operating Leverage	Net interest margin (Fully-tax equivalent)	3.51%	3.43%	3.55% to 3.65%
	Efficiency	60.30%	68.98%	60% to 65%
Execute on Strategies	Return on common equity	1.76%	5.61%	10% to 12%
	Dividend payout (3)	119.33%	38.76%	30% to 50%
	Book value per common share	$18.36	$19.67	$20.00 to $25.00

(1) Presented on an annualized basis

(2) Non-GAAP financial measure. See Appendix for more information.

(3) 2011 data includes dividends declared after year-end with respect to fourth quarter earnings.

Our Philosophy

- **Focus on customers first**
  - Offer universal financial services
  - Maintain community-minded approach
  - Build long-lasting relationships
- **Pursue disciplined growth**
  - Target areas with greater long-term potential
  - Add talent to expand sales force
  - Selective with acquisitions and expansion
- **Committed to sound operating principles**
  - Disciplined underwriting and credit culture
  - Positive operating leverage with diversified revenues
  - Preserve strong capital and liquidity positions
- **Execute for success**
  - Generate long-term stable earnings
  - Increase shareholder value

Appendix

Peoples Bancorp

Our Differentiators

- **Community banking model**
  - Parity in products and delivery channels
  - More nimble and responsive to market needs
  - Positive community stature and involvement
- **Sound financial fundamentals**
  - Strong capital and liquidity positions
  - Diversified revenue stream
  - Good operating efficiency and discipline
- **Strong core infrastructure**
  - Passionate, talented and diverse associates
  - Robust IT systems and capabilities
- **Long-standing, stable company**
  - Solid reputation and brand awareness
  - Sizable market share



Peoples Bank

Dear Neighbor:

Recent national and local headlines are buzzing about the cost of banking. Because of legislative changes, a growing number of banks are raising ATM surcharges, doing away with free-checking and charging for debit card usage; **and consumers are fighting mad.**

At Peoples Bank, we want to assure you that we will not change our commitment to helping our communities. We will continue to offer low-cost checking packages. Additionally, we will not charge you for having a debit card.

In fact, through several of our checking accounts, we have instituted ways for you to save money and earn rewards by using a debit card from Peoples Bank.[1]

- Use of your debit card can reduce checking account service charges with certain checking accounts being FREE with debit card transactions.[2]
- Use your debit card at ATM machines and we will REIMBURSE surcharges imposed by non-Peoples Bank ATMs.[3]
- Use your debit card and earn up to $5 in iTunes® purchases reimbursed per month.[4]

For more than 100 years, Peoples Bank has stayed true to the community bank philosophy. We live in your neighborhood, we make local decisions and our products make sense. That will never change … you have my word on it!

Sincerely,

Chuck Sulerzyski
President and Chief Executive Officer
Peoples Bank

"We will continue to offer low-cost checking packages. Additionally, we will not charge you for having a debit card."

Our Capabilities

Checking Designed with *LIFE* in Mind

Peoples Power Checking

Perfect for… almost everyone

This powerful account is jam-packed with time and money saving advantages like FREE nationwide ATM use and comprehensive identity theft protection. It also includes health, travel, shopping and dining discounts. You hold the power to make this account FREE[1] by making everday debit card purchases.

Peoples Performance Checking

Perfect for… earning interest

If you are able to maintain a higher monthly balance, put your money to work with this high performing checking account. This interest earning account comes with FREE[2] checks and complimentary wealth management and insurance consultations from our team of experts. This account is FREE[3] when you maintain a $1,000 minimum monthly balance.

Peoples Prime Checking

Perfect for… customers age 50 and above

With FREE[2] checks, prescription drug discounts, identity theft protection, a bonus on CD rates and a FREE[4] safe deposit box for one year, this account offers you the benefits you deserve. This FREE account also includes complimentary wealth management and insurance consultations from our team of experts. Available to customers age 50 and up.

Peoples Checking

Perfect for… keeping it simple

If you want to keep your checking account simple, then this basic account is for you. This account is FREE[5] for those who set up direct deposit or make at least five debit card purchases a month.

Peoples Student Checking

Perfect for… students ages 13 to 25

Not only does this account come with FREE nationwide ATM access, e-mail alerts, and Online and Mobile Banking, it rewards you with iTunes refunds[6]. This account is FREE[7] when you sign up for e-statements. Available to high school and college students ages 13 to 25.

Checking Benefits	Peoples Power Checking	Peoples Performance Checking	Peoples Prime Checking	Peoples Checking	Peoples Student Checking
No Minimum Balance	✓		✓	✓	✓
Earns Interest		✓			
Free Checks[2]		✓	✓		
Free Online Banking, Bill Pay & FinanceWorks™	✓	✓	✓	✓	✓
Free ATM Use	✓				✓
Cell Phone Replacement Protection	✓				
ID Theft Protection Benefits	✓	✓	✓	✓	✓
Everyday Discounts	✓				
Health Care Discounts	✓		✓		
iTunes Rewards					✓
$5 Overdraft Courtesy	✓	✓	✓	✓	✓
Monthly Fee	$6/month Fee reduced $0.25 with each debit card purchase	Free when balance stays above $1,000 otherwise $15	Free	Free with Direct Deposit or 5 debit card purchases otherwise $5	Free when you sign up for e-statements otherwise $5

We understand that everyone uses checking accounts differently…

Some people like to manage their accounts online, some check their balances from their phone and some prefer to put a real pen to paper. Whether you're looking for something simple or maybe a little more, at Peoples Bank you'll find the perfect checking account to fit your lifestyle.



Online Banking, Bill Pay & FinanceWorks™

With Online Banking and Bill Pay from Peoples Bank, you can safely and securely view your account history, balances and statements, transfer money and pay bills.

Managing your personal finances has never been easier. FinanceWorks™ (Peoples Bank's personal online money management tool) can help you solve everyday financial problems with ease by allowing you to set budgets and gain control of your spending.

Whether you're at home, at work or on the road, our free online services are available to you 24 hours a day, 7 days a week.

ID ProtectALL℠

Peoples Bank provides FREE identity theft protection services including Personal Identity Protection, Payment Card Protection, and Identity Recovery & Restoration with ALL of our personal checking accounts (activation required). Should you become an identity theft victim, as a Peoples Bank® checking customer, you are eligible for up to $1,000 in identity recovery costs ($2,500 for Peoples Power Checking customers).

Overdraft Courtesy

We understand that everyone makes mistakes, even when it comes to balancing their checking account. As a courtesy to our customers, we do not charge an overdraft fee if your checking account is less than $5 overdrawn. This means that as a Peoples Bank checking customer, you won't have to worry about a small oversight.

Peoples Bancorp

Our Capabilities

	National Banks					PEOPLES BANCORP	***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington		Advantage Bank	Community Trust	Wes-Banco	First Century	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes
Electronic Statements	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	No	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Final Testing	No	No	No	No	No
Online Financial Management	No	Yes	Yes	Yes	Yes	Yes	No	No	No	No	No
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes	No	No	No	No	No
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	No	No
P2P Payments	Yes	Yes	Yes	Yes	Pending	In Review	No	No	No	No	No
Online Chat	No	No	Yes	Yes	Yes	Yes	No	No	No	No	No
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	No	No
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	No	No	No	No	No
iPhone/iPad/Andriod Apps	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	No	No
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	No	No
Mobile Deposit Capabilities	Yes	No	Pending	Yes	No	In Review	No	No	No	No	No
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	No	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	No	No
YouTube	Yes	Yes	Yes	Yes	Yes	Yes	No	No	No	No	No
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
Targeted online ads	Yes	N/A	Yes	Yes	Yes	Yes	No	No	Yes	No	No
Microsites	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	No	No
"Text to win" Contests	No	No	Yes	No	No	Yes	No	No	No	No	No
ATM Channel	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

★ indicates Peoples has advantage over Community Bank group

Information accurate as of January, 2012

Focus on Business Lines

Sales and Service Discipline


Define the Goals
Training
Measure-ments
Coaching
Rewards and Consequences

- Leadership sales and coaching training started in December 2011
- Commercial, Insurance and Investment training completed in Q1 2012
- Retail training completed by end of April 2012
- All managers trained in coaching and sales management disciplines
- All client facing personnel trained in cross selling other lines of business

Growing Our Franchise

Enhanced Online Banking Services…


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Asset Allocation Trend



Loans and Investments
29%
38%
38%
20%
to
30%
60%
53%
52%
60% to
65%
2006
2007
2008
2009
2010
2011
Strategic Plan Goal
CRE
C&I
Retail
Investments

Strategic Plan Goal data represents target range at the end of the 5-year plan period.

Funding Allocation Trends



Deposits and Borrowings
33%
20%
18%
10%
to
20%
27%
35%
39%
35% to
45%
2006
2007
2008
2009
2010
2011
Strategic Plan Goal
Retail CDs
MMDs
Checking & Savings
Wholesale funding

Strategic Plan Goal data represents target range at the end of the 5-year plan period.

Revenue & Expense Trend



Operating Leverage
57.51%
57.07%
56.30%
60.14%
60.30%
68.98%
60% to 65%
36%
38%
35% to 40%
3.29%
3.32%
3.51%
3.48%
3.51%
3.43%
3.55% to 3.65%
2006
2007
2008
2009
2010
2011
Strategic Plan Goal
Net interest income
Non-interest income
Efficiency ratio
NIM

Strategic Plan Goal data represents target range at the end of the 5-year plan period.

Stock Performance

12/31/2011 to 2/3/2012



PEOPLES BANC INC
KBW REGIONAL BANKING INX
KBW BANK INDEX
15
10
5
0
-5
3JAN12
6
11
16
19
24
27
1FEB
6

Annualized Returns

PEBO	289%
KBW Regional	180%
KBW Bank	302%

7/1/2011 to 2/3/2012



PEOPLES BANC INC
KBW REGIONAL BANKING INX
KBW BANK INDEX
60
40
20
0
-20
-40
15
29
12AUG
26
9SEP
23
7OCT
21
4NOV
18
2DEC
16
30
13JAN12
27

Annualized Returns

PEBO	95.1%
KBW Regional	9.9%
KBW Bank	-12.5%

Peoples Bancorp

Stock Performance

Total Returns



1–Year
3–Year
5–Year
17%
0%
-8%
-3%
54%
59%
8%
1%
-46%
-9%
-50%
-38%
Peoples Bancorp
SPX 500 Index
NASDAQ Bank Index
Peer Group

Peer Group data is comprised of the 22 publicly-traded financial institution holding companies more fully defined in Peoples' definitive proxy materials for the 2011 Annual Meeting of Shareholders.

Earnings Performance


Annual Results
$1.71
$0.72
$1.94
$0.78
$2.01
$0.83
$1.74
$0.88
$0.72
$0.91
$0.22
$0.66
$0.34
$0.40
$1.07
$0.41
2004
2005
2006
2007
2008
2009
2010
2011
Earnings per common share
Cash dividends declared per common share


Quarterly Results
$0.01
$0.10
$0.13
$0.10
$0.26
$0.10
$0.35
$0.10
$0.33
$0.11
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

Dividend data presented above reflects amounts declared with respect to earnings for the quarterly period indicated. Beginning in Q2 2011, Peoples modified the quarterly dividend schedule to consider and declare dividends during the first month following quarter-end.

Pre-Tax, Pre-Provision Income

	2007	2008	2009	2010	2011	Q4 2010	Q3 2011	Q4 2011
Income before income taxes	$ 23,874	$ 7,615	$ 3,126	$ 5,753	$ 17,151	$ 87	$ 5,806	$ 5,177
Add: Provision for loan losses	3,959	27,640	25,721	26,916	7,998	6,952	865	–
Less: Recovery of loan losses	–	–	–	–	–	–	–	473
Add: Intangbile amortization	1,934	1,586	1,252	918	586	214	141	131
Add: FDIC special assessment	–	–	930	–	–	–	–	–
Add: Impairment losses	6,170	4,260	7,707	1,786	–	–	–	–
Add: Losses on assets	–	–	–	39	927	922	–	869
Less: Gains on assets	184	2,424	1,343	–	484	–	446	60
Pre-tax, Pre-provision income	**$35,753**	**$38,677**	**$37,393**	**$35,412**	**$26,178**	**$ 8,175**	**$ 6,366**	**$ 5,644**

Pre-tax, pre-provision income represent a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples.

Net Interest Margin



5.51%
5.32%
5.24%
5.24%
4.94%
4.89%
4.81%
4.66%
4.64%
3.50%
3.52%
3.49%
3.58%
3.44%
3.43%
3.43%
3.39%
3.49%
2.35%
2.09%
2.04%
1.94%
1.77%
1.72%
1.63%
1.51%
1.39%
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 20111
Q3 2011
Q4 2011
Earning Assets
Net Interest Margin
Interest Bearing liabilities

Presented on a fully-tax equivalent basis

Non-Interest Income

($ in thousands)



$30,379
$31,350
$32,097
$32,050
$31,634
$32,944

	2006	2007	2008	2009	2010	2011
Other	$3,288	$3,385	$3,037	$3,594	$3,173	$3,224
E-Banking	$3,080	$3,524	$3,882	$3,954	$4,686	$5,142
Trust & investment	$4,258	$4,983	$5,139	$4,722	$5,348	$5,548
Insurance	$9,538	$9,568	$9,902	$9,390	$8,846	$9,265
Deposit service charges	$10,215	$9,890	$10,137	$10,390	$9,581	$9,765

** 2011 information reflects Q3 data presented on an annualized basis*

Revenue & Expense Trends

($ in millions)


Operating Revenues
3.29%
3.32%
3.51%
3.48%
3.51%
3.43%
$83.6
$86.9
36%
38%
2006
2007
2008
2009
2010
2011
Net interest income
Non-interest income
Net interest margin


Operating Expenses
57.51%
57.07%
56.30%
60.14%
60.30%
68.98%
$51.3
$61.3
51%
547 FTEs
559 FTEs
546 FTEs
537 FTEs
534 FTEs
55%
513 FTEs
2006
2007
2008
2009
2010
2011
Salary & Benefits
Other operating expense
FDIC expense
Efficiency ratio

FTEs = Full-time equivalent employees

Peoples Bancorp

Balance Sheet Trends

($ in millions)

Earning Assets



$1,105.2
$1,081.1
$1,024.8
$1,024.7
$988.9
$983.7
$934.0
$923.6
$915.0
$925.6
$914.8
$567.4
$710.0
$763.7
$767.0
$747.2
$682.4
$687.6
$664.5
$678.8
$672.4
$675.8
2007
2008
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Net Loans
Total Investments

Funding Sources



$473.8
$482.6
$549.7
$550.4
$554.3
$563.1
$553.6
$603.5
$605.1
$608.9
$607.4
$653.0
$731.9
$743.8
$768.2
$739.4
$733.5
$720.5
$691.4
$685.9
$669.2
$679.7
$536.6
$581.6
$448.5
$428.9
$417.4
$332.2
$319.2
$297.1
$281.5
$289.6
$280.6
2007
2008
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Retail CD & MMDA
Checking & Savings
Wholesale funding

Peoples Bancorp

Regulatory Capital

Net Risk-Weighted Assets
($ in millions)

Total Regulatory Capital
($ in thousands)



$1,348
$1,301
$1,316
$1,245
$1,246
$1,213
$1,201
$1,150
$1,143
$1,135
$1,128
1,111
$177,523
$172,117
$173,470
$209,144
$209,647
$211,509
$210,768
$209,738
$189,672
$192,663
$195,485
$180,053

	YE2006	YE2007	YE2008	YE2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
TARP	$0	$0	$0	$39,000	$39,000	$39,000	$39,000	$39,000	$18,000	$18,000	$18,000	$0
Tier 2	$16,084	$17,184	$17,216	$16,322	$16,436	$16,070	$15,968	$15,331	$15,358	$15,376	$15,191	$14,932
Tier 1-Trust Preferred	$29,413	$22,190	$22,494	$22,075	$22,108	$22,141	$22,176	$22,210	$22,423	$22,445	$22,466	$22,600
Tier 1 Common	$132,026	$132,743	$133,760	$131,747	$132,103	$134,298	$133,624	$133,197	$133,891	$136,842	$139,828	$142,521

Asset Quality Trends

($ in millions)



NPAs to Total Assets
Net Charge-offs to Avg. Loans
Total Credit Losses
Loans
OREO
Investments
0.43%
0.37%
0.53%
0.51%
2.09%
2.03%
2.45%
1.80%
0.25%
0.21%
0.35%
0.25%
1.83%
1.96%
2.66%
1.16%
$2.5
$2.0
$3.6
$10.1
$31.9
$33.4
$31.9
$8.9
2004
2005
2006
2007
2008
2009
2010
2011
2.14%
2.76%
1.86%
3.11%
2.93%
3.21%
0.67%
0.34%
0.43%
2.03%
1.79%
2.21%
2.21%
2.45%
2.04%
1.95%
2.04%
1.80%
$8.5
$7.5
$6.8
$9.0
$7.8
$5.3
$2.8
$0.4
$0.4
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

Peoples Bancorp

Non-GAAP Measures

($ in thousands)

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets . Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

	As of December 31,					
	2006	2007	2008	2009	2010	2011
Tangible Common Equity:						
Total stockholders' equity, as reported	$ 197,169	$ 202,836	$ 186,626	$ 243,968	$ 230,681	$ 206,657
Less: goodwill and other intangible assets	68,852	68,029	66,406	65,599	64,870	64,475
Less: preferred stockholders' equity	-	-	-	38,543	38,645	-
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,182
Tangible Assets:						
Total assets, as reported	$ 1,875,255	$ 1,885,553	$ 2,002,338	$ 2,001,827	$ 1,837,985	$ 1,794,161
Less: goodwill and other intangible assets	68,852	68,029	66,406	65,599	64,870	64,475
Tangible assets	$ 1,806,403	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,729,686
Tangible Common Equity to Tangible Assets Ratio:						
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,182
Tangible assets	$ 1,806,403	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,729,686
Tangible common equity to tangible assets	7.10%	7.42%	6.21%	7.22%	7.17%	8.22%
Tangible Book Value per Share						
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,182
Common shares outstanding	10,651,985	10,296,748	10,333,884	10,374,637	10,457,327	10,507,124
Tangible book value per share	$ 12.05	$ 13.09	$ 11.63	$ 13.48	$ 12.16	$ 13.53

Peoples Bancorp

Non-GAAP Measures

($ in thousands)

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets . Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Tangible Common Equity:					
Total stockholders' equity, as reported	$ 230,681	$ 210,485	$ 218,527	$ 224,530	$ 206,657
Less: goodwill and other intangible assets	64,870	64,765	64,602	64,489	64,475
Less: preferred stockholders' equity	38,645	17,850	17,862	17,875	-
Tangible common equity	$ 127,166	$ 127,870	$ 136,063	$ 142,166	$ 142,182
Tangible Assets:					
Total assets, as reported	$ 1,837,985	$ 1,801,590	$ 1,802,703	$ 1,805,743	$ 1,794,161
Less: goodwill and other intangible assets	64,870	64,765	64,602	64,489	64,475
Tangible assets	$ 1,773,115	$ 1,736,825	$ 1,738,101	$ 1,741,254	$ 1,729,686
Tangible Common Equity to Tangible Assets Ratio:					
Tangible common equity	$ 127,166	$ 127,870	$ 136,063	$ 142,166	$ 142,182
Tangible assets	$ 1,773,115	$ 1,736,825	$ 1,738,101	$ 1,741,254	$ 1,729,686
Tangible common equity to tangible assets	7.17%	7.36%	7.83%	8.16%	8.22%
Tangible Book Value per Share					
Tangible common equity	$ 127,166	$ 127,870	$ 136,063	$ 142,166	$ 142,182
Common shares outstanding	10,457,327	10,474,507	10,478,149	10,489,400	10,507,124
Tangible book value per share	$ 12.16	$ 12.21	$ 12.99	$ 13.55	$ 13.53

Peoples Bancorp®

Nasdaq: PEBO

Investor Presentation

February 2012

Chuck Sulerzyski
President and
Chief Executive Officer

Ed Sloane
Chief Financial Officer
and Treasurer